Exhibit 10.2

EXECUTION VERSION
FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT
This First Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of April 12, 2016, by and between EAST WEST BANK (“Bank”) and MAXWELL TECHNOLOGIES, INC. (“Borrower”).
RECITALS
WHEREAS, Borrower and Bank are parties to the Loan and Security Agreement, dated as of July 3, 2015 (as amended from time to time, the “Loan Agreement”);
WHEREAS, Borrower has requested that Bank consent to Borrower’s disposition of the assets relating to its Microelectronics business unit as described in Exhibit A hereto (the “Asset Disposition”) pursuant to the Asset Purchase Agreement, dated as of the date hereof, between Borrower and Data Device Corporation (the “Asset Purchase Agreement”) and that it amend the minimum EBITDA and minimum Consolidated Cash financial covenants in connection with such disposition; and
WHEREAS, Bank is willing to agree to Borrower’s requests, on the terms set forth herein;
NOW, THEREFORE, the parties agree as follows:
1.Amendment to Loan Agreement.
(a)    Section 6.2 of the Loan Agreement is amended to read as follows:
6.2    Financial Statements, Reports, Certificates.
(a)    Borrower shall deliver to Bank: (i) as soon as available, but in any event within thirty (30) days after the end of each calendar month, a company prepared consolidated and consolidating balance sheet and income statement covering Borrower’s operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but in any event within forty-five (45) days after the end of each Fiscal Quarter, a company prepared consolidated statement of cash flows covering Borrower’s operations during such period, in a form reasonably acceptable to Bank and certified by a Responsible Officer; (iii) as soon as available, but in any event within ninety (90) days after the end of each Fiscal Year, audited consolidated and consolidating financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an opinion which is unqualified (including no going concern comment or qualification) or otherwise consented to in writing by Bank on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (iv) if applicable, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Forms 10-K and 10-Q filed with the Securities and Exchange Commission within five (5) days of filing with the Securities and Exchange Commission; (v) promptly upon receipt of notice thereof, any actions, suits, litigation or proceedings, at law or in equity, pending by or against Borrower or any Subsidiary before any court, administrative agency, or arbitrator in which a likely adverse decision could reasonably be expected to have a Material Adverse Effect; (vi) as soon as available, but in any event within thirty (30) days of the start of each Fiscal Year, Borrower’s financial and business projections and budget for such year, with evidence of approval thereof by Borrower’s board of directors; (vii) such budgets, sales projections, operating plans or other financial information generally prepared by Borrower in the ordinary course of business as Bank may reasonably request from time to time; and (viii) within thirty (30) days of the last day of each Fiscal Quarter, a report signed by Borrower, in form reasonably acceptable to Bank, listing any applications or registrations that Borrower has made or filed in respect of any Patents, Copyrights or Trademarks and the status of any outstanding applications or registrations, as well as any material change in Borrower’s Intellectual Property Collateral, including, but not limited to, any subsequent ownership right of Borrower in or to any Trademark, Patent or Copyright not specified in Exhibits A, B, and C of any Intellectual Property Security Agreement delivered to Bank by Borrower in connection with this Agreement.
(b)    Within fifteen (15) days after the last day of each Fiscal Quarter, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto; provided, however, that if, and for as long as, the Advances outstanding exceed Eight Million Dollars ($8,000,000), Borrower shall deliver the Borrowing Base Certificate within fifteen (15) days after the last day of each month.
(c)    Within fifteen (15) days after the last day of each month, Borrower shall deliver to Bank an aged listings by invoice date of accounts receivable and accounts payable on a non-consolidated basis.
(d)    Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate certified as of the last day of the applicable month and signed by a Responsible Officer in substantially the form of Exhibit E hereto.
(e)    Immediately upon becoming aware of the occurrence or existence of an Event of Default, a written statement of a Responsible Officer setting forth details of the Event of Default, and the action which Borrower has taken or proposes to take with respect thereto.
(f)    Borrower shall give Bank prompt written notice of the termination of service, for any reason, of its Chief Executive Officer or its Chief Financial Officer.
(g)    Bank shall have a right from time to time hereafter to audit Borrower’s Accounts and appraise Collateral at Borrower’s expense, provided that such audits will be conducted no more often than every twelve (12) months unless an Event of Default has occurred and is continuing. The cost of such audits shall be Eight Hundred Fifty Dollars ($850) per day plus Bank’s reasonable out-of-pocket expenses.
Borrower may deliver to Bank on an electronic basis any certificates, reports or information required pursuant to this Section 6.2, and Bank shall be entitled to rely on the information contained in the electronic files, provided that Bank in good faith believes that the files were delivered by a Responsible Officer. If Borrower delivers this information electronically, it shall also deliver to Bank by U.S. Mail, reputable overnight courier service, hand delivery, facsimile or .pdf file within five (5) Business Days of submission of the unsigned electronic copy the certification of monthly financial statements, the intellectual property report, the Borrowing Base Certificate and the Compliance Certificate, each bearing the physical signature of the Responsible Officer.
(b)    Section 6.7 of the Loan Agreement is amended to read as follows:
6.7    Financial Covenants. Borrower shall at all times maintain the following financial ratios and covenants:
(a)    Adjusted Quick Ratio. A ratio of (i) Cash plus Accounts to (ii) Current Liabilities plus (to the extent not already included therein) all Indebtedness to Bank less Deferred Revenue of at least 1.20 to 1.00, tested on a quarterly basis as of the last day of each Fiscal Quarter.

(b)    Minimum EBITDA. A minimum EBITDA as the last day of each Fiscal Quarter for the four (4) Fiscal Quarters then ended as set forth below:

Fiscal Quarter Ending	Minimum EBITDA
March 30, 2016	($2,000,000)
June 30, 2016	$0
September 30, 2016	$1,000,000
December 31, 2016	$2,000,000
March 31, 2017	$3,000,000
June 30, 2017	$3,000,000
September 30, 2017, and each Fiscal Quarter thereafter	$4,000,000

(c)    Minimum Consolidated Cash. A minimum Consolidated Cash as the last day of the first two (2) months of each Fiscal Quarter of as set forth below:

Fiscal Quarter Ending	Minimum Consolidated Cash
March 30, 2016	$5,000,000
June 30, 2016	$5,000,000
September 30, 2016, and each Fiscal Quarter thereafter	$10,000,000

(c)    Exhibit E to the Loan Agreement is amended to read as set forth in Attachment “1” hereto.
2.    Consent to Asset Disposition. Bank consents to the Asset Disposition and releases its security interest in the Collateral described in Exhibit A hereto (the “Transferred Collateral”) concurrent with the consummation of the Asset Disposition and the effectiveness of this Amendment, including its security interest in the Transferred Collateral listed in the Intellectual Property Security Agreement, dated as of July 3, 2015, between Bank and Borrower (the “IP Security Agreement”). The foregoing consent shall not, except as expressly provided herein, be deemed to be a consent to changes to any terms or provisions of the Loan Documents, and shall not be deemed to be a waiver or amendment of any provision contained in any of such agreements. Upon consummation of the Asset Disposition and the effectiveness of this Amendment, Bank shall take all actions reasonable and necessary to effect the release of its security interest in the Transferred Collateral and to give notice of such release, including (i) filing a UCC-3 Amendment with the Delaware Secretary of State, (ii) recording Reassignments and Releases of Security Interest with the Patent and Trademark Office, and (iii) executing and delivering a Termination of Agreement and Acknowledgement of Security Interest with respect to Borrower’s lease of 9244 Balboa Avenue, San Diego, California 92123.
3.    Course of Dealing. No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision of the Loan Documents shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
4.    Miscellaneous. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Agreement. The Loan Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Loan Agreement, as in effect prior to the date hereof.
5.    Representations and Warranties. Borrower represents and warrants that the Representations and Warranties contained in the Loan Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.
6.    Conditions Precedent. As conditions precedent to the effectiveness of this Amendment:
(a)    Bank shall have received, in form and substance satisfactory to Bank, the following:
(i)    this Amendment, duly executed by Borrower;
(ii)    a Corporate Borrowing Certificate with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment, substantially in the form attached hereto;
(iii)    financial statements prepared by Borrower which give effect to the Asset Disposition, on a pro forma basis and which show that, immediately after giving effect to the Asset Disposition, Borrower shall be in compliance with each of the covenants set forth in Section 6.7 of the Loan Agreement, as amended by this Amendment;
(iv)    copies of the executed documents giving effect to and relating to the Asset Disposition;
(v)    a certificate of a Responsible Officer certifying that all of the conditions precedent set forth in this Section 6 for the Bank’s consent to the Asset Disposition have been satisfied; and
(vi)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate;
(b)    The transactions relating to the Asset Disposition shall be consummated in all material respects in accordance with all applicable laws;
(c)    Immediately before and immediately after giving effect to the Asset Disposition and this Amendment, no Event of Default shall have occurred and be continuing and no event shall have occurred or situation exist that with notice or the passage of time or both would constitute an Event of Default;
(d)    The Swiss Subsidiary shall have consented to this Amendment and shall have reaffirmed its guaranty of the Obligations pursuant to the Swiss Subsidiary Guaranty Documents by executing this Amendment as set forth below; and
(e)    Borrower shall have paid all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower's accounts.
7.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.
[Balance of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

MAXWELL TECHNOLOGIES, INC.

By: _ _/s/ David Lyle__________________________
Name:___David Lyle___________________________
Title: ___Chief Financial Officer_________________

EAST WEST BANK

By: ___/s/ Alexis Coyle_________________________
Name:__Alexis Coyle__________________________
Title: __Managing Director_____________________

[Signature Page to First Amendment to Loan and Security Agreement]

The Swiss Subsidiary consents to the modifications to the Obligations pursuant to this Amendment, hereby ratifies the provisions of the Swiss Subsidiary Guaranty Documents and confirms that all provisions of Swiss Subsidiary Guaranty Documents are in full force and effect.

MAXWELL TECHNOLOGIES SA

By: __/s/ Franz Fink________________________
Name:___Franz Fink_________________________
Title: ____President_________________________

[Signature Page to First Amendment to Loan and Security Agreement]

EXHIBIT A

ASSETS SUBJECT TO ASSET DISPOSITION

Equipment:

Object	Object Description
GK51903	SENTRY 21 TESTER
GK51904	FAIRCHILD SENTRY 20 IC TESTER
GK51908	ANALOG DEVICES LTS-2020
GK51913	7 HP 6033A POWER SUPPLY
GK51915	ATS-12200 Burn-in System
GK51921	5 HP 6033A POWER SUPPLY
GK51922	BURN-IN SYSTEM PBC2-16
GK51927	Bubble Detector System sr# 60555-326
GK51934	BURN IN BOARD 68 PGA
GK51935	OLYMPUS MICROSCOPE
GK52327	C/F INSERT - 11 6 SLOT - CENTRIFUGE
GK52329	BURN-IN BOARDS 44 QFP 100 PIN EDGE
GK52421	IMPACT EXTRUSION TOOLS
GK52516	DIGITAL RANDON VIBRATION SYSTEM
GK52520	NOISE DETECTION SYSTEM
GK52521	TRILLIUM ARRAYMASTER
GK52525	TRILLIUM MANIPULATOR ASSEMBLY 858-0041
GK52527	MICROSCOPE, CAMERA AND ACCESORIES
GK52531	T-2500 SN#9608-406
GK52536	AIR COMPRESSOR, DRYER & ETC.
GK52539	MICROSCOPE
GK52540	PLASMA CLEANING SYSTEM
GK52554	SENTRY 20 DUAL/60 SERIAL#2143
GK52555	SENTRY 20 SINGLE 120 SERIAL#2175
GK52557	VIB. & SHOCK CONTROLLER
GK52564	SEAM SEALER
GK52566	TESTER
GK52569	LINEAR & MIXER TESTER
GK52570	LOGIC ANALYZER HP1661CS AN#US383401110
GK52571	LEAD MACHINE/HAND PRESS
GK52573	WAVEFORM GENERATOR
GK52576	GENERATOR
GK52577	POWER SUPPLY
GK52589	SCANNING ELECTRON MICROSCOPE
GK52590	PLATEMARKER & LASER MARKER
GK52594	MX-9216 SALT SPRAY CHAMBER
GK52646	LT364L
GK52652	8060 GOLD/ALUM BONDER
GK52660	HUMIDIFIERS (QTY 5)
GK52664	CUSTOM BENCH, EP, SS, HEAVY DUTY, 60"X30"X32"
GK52670	ROYCE 550 PULL TESTER
GK52671	OLYMPUS BH2 MICROSCOPE/TRI
GK52675	TRILLIUM BOARD-SN54V162244

GK52681	HP E3631A DC POWER SUPPLY, TRIPLE OUTPUT
GK52683	DC POWER SUPPLY, DUAL OUTPUT, 0-30V, 1.5A
GK52691	SPECTRUM ANALYZER
GK52693	HP-85047A S-PARAMETET TEST SET
GK52694	VACUUM INSULATED LN2
GK52951	ESD GLOVEBOX
GK52968	SIGNAL GENERATOR TEST EQUIPMENT
GK52972	AUTOMATED WIRE BONDER
GK52979	GOLD SURFACE TEXTURING EQUIP - PELCO MODEL 3 SPUTTER COATER 91000
GK53022	CENTERFUGE, TRIO-TECH CENTRISAFE
GK53023	DESSICATORS - QTY 7
GK53052	THERMONICS - CONTROLLER & INTERFACE
GK53089	CLEAN ROOM BOOTH EXTENSION FOR 8060 WIRE BONDERS
GK53095	ADD'L SOCKETS AND EDGE CONNECTORS
GK53099	THERMONICS PRECISION TEMPERATURE FORCING SYSTEM
GK53124	INCREASED BURN IN CAPACITY (PCBA) FOR A2100 AND SFE
GK53148	LTS TESTERS
GK53164	PROGRAMMING SOCKETS FOR VARIOUS ACTEL 1152 PIN FPGA CONFIGURATIONS
GK53164-1	PROGRAMMING SOCKETS FOR VARIOUS ACTEL 1152 PIN FPGA CONFIGURATIONS
GK53171	28 FLATPACK BURN-IN BOARD
GK53173	BOND HEAD - K&S 8060 WIREBONDER
GK53178	REFLOW FURNACE FOR ME PACKAGING
GK53201	PORTABLE CLEAN ROOM
GK53203	WET CLEANING STATION
GK53204	PRODUCTION TEST STATION
GK53205	DIGITAL MICROSCOPES (SONY)
GK53206	X-RAY SYSTEM
GK53207	MARKING MACHINE
GK53225	RANSCO THERMAL SHOCK CHAMBER
GK53250	Laser Marke LMV1000 + LMW2020
GK53252	GAS MIXER FOR FORMING GASES, GMX2000
GK53259	Test Equity 140 Temperature Chamber
GK53283	Tech Cut 4 PN 5-5000
GK53305	TestEquity FS Series oven, model FS4, W18.25" x D19" x H16.5"
GK53309	Thermal chamber - Test Equity 1007H Temperature Chamber
GK53318	security system for the storage room with the Cobalt-60 radiation sources
GK53347	Agilent N6702B Modular Power System & DC Power Module
GK53376	Power Supply Modules for Production & Flight Production Test for SCS750
GK53377	5 Chassis class 3 build with custom design-NPOESS & Std Product for SCS750 Testing in Flight
GK53377-1	5 Chassis class 3 build with custom design-NPOESS & Std Product for SCS750 Testing in Flight
GK53385	Thermal Stream for Tritemp Testing model T-2500SE
GK53394	PWB Aqueous Cleaner(Used) AQ400(1994)
GK53428	Varian VS-MD301S Helium Mass Spectrometer Leak Detector
GK53451	Temparature Chamber 140 fo SBC environment test & bake out
GK53460	Electron Dispersive Xray(EDX) System Upgrade
GK53462	Trident 1: Automatic De-fluxing & Cleanliness Test System
GK53463	FEI-XL30 - FP 6796/05- Window 2000 PC Upgrade for XL-SEM
GK53488	YES G1000 Plasma Cleaning System
GK53510-1	Laser Etching & Pad Printing Machine
GK53512	Burn-in Oven Model BI-16E
GK53579	Verigy V6000e Engineering Workstation

GK53592	Vacuum Chamber System - complete assembly
GK53593	MCT 2010 Test System(refub)-Tester Mainframe/Workstation 2000 CPU controller
GK53605	MV Master Station for Trillium Array and Trillium Delta
GK53621	Nitrogen Purged Assembly Work-In-Progess & Raw Material Desiccators
GK53629	Romulus Universal Tester with Breaking Point Platform
GK53630	Royce System 650 Universal Bond Pull Tester
GK53666	Sonoscan Lab Demo Gen5 C-Scam Digital Acoustic Micro Imaging System
GK53727	Installation of air conditioning control unit-Softwall clean room
GK53749	ATS 830-M-4 Thermostream System
GK53780	Microelectronics Die Attach Machine-MAT 6400(Automatic High Accuracy Die Attach System)
GK53893	One-Shot 3D Measuring Macroscope VR-3000 from Keyance
GK52970	AGILENT MODULE
GK53021	HARSHAW 3500 MANUAL TLD READER
GK53036	SOFT TOOLING FOR PACKAGE PART 102909
GK53039	TOOLING FOR 72-LEAD SDRAM STD FLAT PACKAGE
GK53050	TOOLING FOR 20MB EEPROM - SCS750 PROJECT
GK53221	2 GHZ SCOPE: Waverunner 6200A demo unit, with WR6-STD
GK53356	Agilent Mainframe(N6700) & Power Module(N6752/N6742)
GK53404	Incircuit Emulator(ICE) for programming bootup SW into SCS750
GK53705	SCS750 Single Board Tester
GK53741	Thermal Chamber Hood for flash memory test
GK53761	Space Wire Test Equipment(SRR-MC402/8-MS-32K/DSI-MC404/8-MS-EI-EW)
GK53762	AX/RTAX20000-Design Update to SCS750 single board computer with Space Wire Interface
GK53915	In-circuit Emulator (ICE) for debugging and development of embedded processors for SCS750 Prod Test
GK53829	NRE-Soft Tooling Charge- PN:129799 - 68 lead flat package
GK52999	IP FOR POWER COMPUTING FOR SPACE
GK53016	BOARDSIM & LINESIM (NODELOCKED)
GK53047	BC RT SUMMIT SOURCE FOR 1553 INTERFACE - VX WORKS S/W DRVRS
GK53067	IP MODS FOR SCS750 SYST CONTROLLER
GK53113	SCD750 IP MODIFICATION PER DOC 1007889
GK53125	SCS750 IP MODIFICATION
GK53144	ADVANCED ANALYSIS /FINITE ELEMENT METHOD ANSYS SOFTWARE PACKAGE
GK53161	EMC AND CROSSTALK ADD-ON SOFTWARE
GK53212	SCS750 FPGA MODIFICATION
GK53268	3 Slot Logic analysis mainframe with touch display
GK53442	Electronic Assembly/Ansys Icepak
GK53534	PowerEdge R810 (server for running Ansys Icepak)
GK53557	Flash NAND asynch and synch(ONFI) & Flash NOR
GK53830	NRE-Tooling - Brazing - PN:129799
GK53834	NRE charge- Softooling for PN:130078 70 lead flat package, include Simulation charge
GK53835	NRE charge- Brazing for PN: 130078
GK53884	Datalight FlashFX Tera & Reliance Nitro System
GK53154	MODULE ASSY AREA - WALLS/DOOR
GK53176	MEZANINE FOR LAB
GK53276	Lockers
GK53287	ME root-top Air conditioner TRANE model : YCD180B4LA
GK53320	Camera Installation for 9244 Balboa - 8 perimeter cameras
GK53391	Refurb Cubicles/Installation & relocation of existing cubicles
GK53391-1	Refurb Cubicles/Installation & relocation of existing cubicles-Sales/Use Tax
GK53407	Installation of 4000sq ft VCT 12x12 commercial flooring walkways/hallways
GK53426	Cabling project for new sales area

GK53464	New Air Conditioner Balboa Facility(furnish/install) Trane R-22/15Ton cooling capacity
GK53486	Balboa facility Leasehold Improvements-expansion project
GK53486-1	Balboa Facility - Furniture & Fixture (renovation project)
GK53486-A	Balboa facility Leasehold Improvements-expansion project
GK53504	ELECTRICAL AND UTILITIES INSTALLATION IN NEW MACHINE SHOP
GK53513	Air conditioner-Balboa facility / 3 each, 15 ton, high efficiency replacing dead
GK53542	Data Cabling for Balboa Facility Construction
GK53570	Aircon Unit new roof top R22 15ton nominal cap High Efficiency package-economizer/barometric relief
GK53580	Security Systems upgrade-Balboa MicroElec FA Lab-4cameras/16 channel DVR added
GK53598	Bristolite skylights installed, 8 each 4' X 4' triple dome
GK53686	BSD 50 T 125psi 460V/3ph/60HZ sigma control Air compressor w/ Air Dyer
GK53706	Balboa Facility Mantrap
GK53720	Balboa Facility Driveway Repair
GK53823	Wireless Fire Alarm Materials & Equipment addition
GK53850	Aluminum Awnings Installation
GK53853	Driveway east side patched/repaired-Balboa Facility
GK53861	Installation of Remotely activated gates at North/South end of Balboa Facility

Inventory:

The Inventory described in the Purchased Assets definition in the Asset Purchase Agreement.

Contracts:

The Business Contracts and other contracts described in the Purchased Assets definition in the Asset
Purchase Agreement.

Accounts Receivable:

The accounts receivable, notes receivable and other receivables described in the Purchased Assets definition in the Asset Purchase Agreement.

Claims:

The causes of action, claims, demands, rights and privileges against third parties described in the Purchased Assets definition in the Asset Purchase Agreement.

Permits:

The permits and pending applications for permits described in the Purchased Assets definition in the Asset Purchase Agreement.

Goodwill:

The goodwill of the microelectronics business described in the Purchased Assets definition in the Asset Purchase Agreement.

Intellectual Property:

•	Trademarks:

•	Patents:

Title of Invention:	Keyword:	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
RADIATION SHIELDING OF PLASTIC INTEGRATED CIRCUITS	Micro Electronics	US	Abandoned	08/077731	6/18/1993
RADIATION SHIELDING OF PLASTIC INTEGRATED CIRCUITS	Micro Electronics	US	Expired	08/372235	1/13/1995	5825042	10/20/1998
RADIATION SHIELDING OF PLASTIC INTEGRATED CIRCUITS	Micro Electronics	US	Expired	08/595266	2/1/1996	5889316	3/30/1999
RADIATION SHIELDING OF INTEGRATED CIRCUITS AND MULTI-CHIP MODULES IN CERAMIC AND METAL PACKAGES	Micro Electronics	US	Expired	08/372289	1/13/1995	5635754	6/3/1997
RADIATION SHIELDING OF INTEGRATED CIRCUITS AND MULTI-CHIP MODULES IN CERAMIC AND METAL PACKAGES	Micro Electronics	EP	Expired	96911182.2	1/16/1996	803174	11/22/2006
RADIATION SHIELDING OF INTEGRATED CIRCUITS AND MULTI-CHIP MODULES IN CERAMIC AND METAL PACKAGES	Micro Electronics	JP	Abandoned	1996-522312	1/16/1996

Title of Invention:	Keyword:	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
RADIATION SHIELDING OF INTEGRATED CIRCUITS AND MULTI-CHIP MODULES IN CERAMIC AND METAL PACKAGES	Micro Electronics	WO	Expired	PCT/US1996/000309	1/16/1996
METHODS AND COMPOSITIONS FOR IONIZING RADIATION SHIELDING	Micro Electronics	US	Abandoned	08/791256	1/30/1997
METHOD FOR MAKING A SHIELDING COMPOSITION	Micro Electronics	US	Expired	09/375881	8/17/1999	6261508	7/17/2001
METHODS AND COMPOSITIONS FOR IONIZING RADIATION SHIELDING	Micro Electronics	US	Expired	09/727717	11/30/2000	6455864	9/24/2002
METHODS AND COMPOSITIONS FOR IONIZING RADIATION SHIELDING	Micro Electronics	US	Expired	10/247187	9/18/2002	6583432	6/24/2003
METHODS AND COMPOSITIONS FOR IONIZING RADIATION SHIELDING	Micro Electronics	EP	Issued	98901469.1	1/6/1998	956749	5/27/2015
METHODS AND COMPOSITIONS FOR IONIZING RADIATION SHIELDING	Micro Electronics	WO	Expired	PCT/IB1998/000207	1/6/1998
RADIATION SHIELDING OF INTEGRATED CIRCUITS AND MULTI-CHIP MODULES IN CERAMIC AND METAL PACKAGES	Micro Electronics	US	Expired	09/456631	12/8/1999	6720493	4/13/2004
RADIATION SHIELDING OF INTEGRATED CIRCUITS AND MULTI-CHIP MODULES IN CERAMIC AND METAL PACKAGES	Micro Electronics	US	Expired	10/821409	4/9/2004	7148084	12/12/2006
RADIATION SHIELDING OF THREE DIMENSIONAL MULTI-CHIP MODULES	Micro Electronics	US	Issued	08/788134	1/24/1997	5880403	3/9/1999
RADIATION SHIELDING OF THREE DIMENSIONAL MULTI-CHIP MODULES	Micro Electronics	US	Issued	09/109954	7/2/1998	6262362	7/17/2001
RADIATION SHIELDING OF THREE DIMENSIONAL MULTI-CHIP MODULES	Micro Electronics	US	Expired	09/878683	6/9/2001	6613978	9/2/2003
RADIATION SHIELDING OF THREE DIMENSIONAL MULTI-CHIP MODULES	Micro Electronics	US	Expired	10/643250	8/18/2003	6858795	2/22/2005
RADIATION INDUCED SINGLE EVENT LATCHUP PROTECTION AND RECOVERY OF INTEGRATED CIRCUITS	Micro Electronics	US	Issued	08/763153	2/25/1997	6064555	5/16/2000
ELECTRONIC DEVICE PACKAGING	Micro Electronics	US	Issued	09/520928	3/8/2000	6368899	4/9/2002
ELECTRONIC DEVICE PACKAGING	Micro Electronics	AU	Abandoned	2001242012	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	BR	Abandoned	PI0109077-1	3/7/2001

Title of Invention:	Keyword:	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
ELECTRONIC DEVICE PACKAGING	Micro Electronics	US	Issued	10/075706	2/13/2002	6963125	11/8/2005
ELECTRONIC DEVICE PACKAGING	Micro Electronics	CA	Abandoned	2401702	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	CN	Abandoned	20018006244.X	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	EP	Abandoned	1913337	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	IL	Abandoned	151498	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	JP	Abandoned	2001-566180	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	JP	Abandoned	10-2002-7011713	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	SG	Abandoned	200205320-5	3/7/2001
ELECTRONIC DEVICE PACKAGING	Micro Electronics	WO	Expired	PCT/US2001/007281	3/7/2001
METHOD AND APPARATUS FOR SHIELDING AN INTEGRATED CIRCUIT FROM RADIATION	Micro Electronics	US	Issued	10/065209	9/25/2002	7382043	6/3/2008
METHOD AND APPARATUS FOR SHIELDING AN INTEGRATED CIRCUIT FROM RADIATION	Micro Electronics	EP	Published	3798732.8	9/24/2003
METHOD AND APPARATUS FOR SHIELDING AN INTEGRATED CIRCUIT FROM RADIATION	Micro Electronics	EP	Published	10185319	9/24/2003
METHOD AND APPARATUS FOR SHIELDING AN INTEGRATED CIRCUIT FROM RADIATION	Micro Electronics	WO	Expired	PCT/US2003/030245	9/24/2003
SELF-CORRECTING COMPUTER	Micro Electronics	US	Issued	10/418713	4/17/2003	7467326	12/16/2008
SELF-CORRECTING COMPUTER	Micro Electronics	US	Issued	12/336026	12/16/2008	7890799	2/15/2011
SELF-CORRECTING COMPUTER	Micro Electronics	EP	Issued	4809302.5	2/24/2004	EP1625484	9/23/2009
SELF-CORRECTING COMPUTER	Micro Electronics	HK	Abandoned	6106965.2	2/24/2004	HK1084757	5/20/2010
SELF-CORRECTING COMPUTER	Micro Electronics	JP	Issued	2006-508822	2/24/2004	4545146	7/9/2010
CACHE COHERENCY DURING RESYNCHRONIZATION OF SELF-CORRECTING COMPUTER	Micro Electronics	US	Issued	11/356945	2/16/2006	7415630	8/19/2008
CACHE COHERENCY DURING RESYNCHRONIZATION OF SELF-CORRECTING COMPUTER	Micro Electronics	US	Issued	12/033408	2/19/2008	7613948	11/3/2009
SELF-CORRECTING COMPUTER	Micro Electronics	US	Expired	60/451041	2/28/2003
SELF-CORRECTING COMPUTER	Micro Electronics	WO	Expired	PCT/US2004/005520	2/24/2004

Title of Invention:	Keyword:	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
ERROR DETECTION AND CORRECTION METHOD AND SYSTEM FOR MEMORY DEVICES	Micro Electronics	US	Issued	10/861667	6/4/2004	7475326	1/6/2009
ERROR DETECTION AND CORRECTION METHOD AND SYSTEM FOR MEMORY DEVICES	Micro Electronics	US	Expired	60/483210	6/27/2003
METHOD FOR SHIELDING INTEGRATED CIRCUIT DEVICES	Micro Electronics	US	Expired	10/621844	7/16/2003	7191516	3/20/2007
PACKAGING OF SEMICONDUCTOR DEVICES FOR INCREASED RELIABILITY	Micro Electronics	CN	Abandoned	200480020214.X	7/12/2004	ZL200480020214.X	9/7/2011
PACKAGING OF SEMICONDUCTOR DEVICES FOR INCREASED RELIABILITY	Micro Electronics	CN	Abandoned	200810210299-8	7/12/2004	ZL200810210299.8	12/15/2010
METHOD FOR SHIELDING INTEGRATED CIRCUIT DEVICES	Micro Electronics	US	Issued	11/559140	11/13/2006	7696610	4/13/2010
APPARATUS FOR SHIELDING INTEGRATED CIRCUIT DEVICES	Micro Electronics	US	Issued	12/719123	3/8/2010	8018739	9/13/2011
PACKAGING OF SEMICONDUCTOR DEVICES FOR INCREASED RELIABILITY	Micro Electronics	EP	Published	4778051.5	7/12/2004
PACKAGING OF SEMICONDUCTOR DEVICES FOR INCREASED RELIABILITY	Micro Electronics	HK	Abandoned	9106262.9	7/12/2004	HK1127162	5/27/2011
A RADIATION SHIELDING INTEGRATED CIRCUIT DEVICE, A METHOD OF SHIELDING AN INTEGRATED CIRCUIT AND A METHOD OF MAKING A HIGHLY RELIABLE PACKAGE	Micro Electronics	JP	Issued	2006-520255	7/12/2004	4795948	8/5/2011
PACKAGING OF SEMICONDUCTOR DEVICES FOR INCREASED RELIABILITY	Micro Electronics	KR	Abandoned	10-2006-7000831	7/12/2004	10-1059918	8/22/2011
PACKAGING OF SEMICONDUCTOR DEVICES FOR INCREASED RELIABILITY	Micro Electronics	WO	Expired	PCT/US2004/022344	7/12/2004
SYSTEM AND METHOD FOR EFFECTIVELY IMPLEMENTING AN IMMUNITY MODE IN AN ELECTRONIC DEVICE	Micro Electronics	US	Issued	11/058136	2/15/2005	7437599	10/14/2008
SYSTEM AND METHOD FOR EFFECTIVELY IMPLEMENTING AN IMMUNITY MODE IN AN ELECTRONIC DEVICE	Micro Electronics	CN	Abandoned	2.0068E+11	2/14/2006	101120327	4/14/2010

Title of Invention:	Keyword:	Country:	Status:	Application No.	Filing Date:	Patent No:	Date Issued:
SYSTEM AND METHOD FOR EFFECTIVELY IMPLEMENTING AN IMMUNITY MODE IN AN ELECTRONIC DEVICE	Micro Electronics	EP	Published	6735006.6	2/14/2006
SYSTEM AND METHOD FOR EFFECTIVELY IMPLEMENTING AN IMMUNITY MODE IN AN ELECTRONIC DEVICE	Micro Electronics	JP	Issued	2007-555335	2/14/2006	4443611	1/22/2010
SYSTEM AND METHOD FOR EFFECTIVELY IMPLEMENTING AN IMMUNITY MODE IN AN ELECTRONIC DEVICE	Micro Electronics	WO	Expired	PCT/US2006/005131	2/14/2006
METHODS AND APPARATUS FOR MANAGING AND CONTROLLING POWER CONSUMPTION AND HEAT GENERATION IN COMPUTER SYSTEMS	Micro Electronics	US	Issued	11/399001	4/5/2006	8032889	10/4/2011
METHODS AND APPARATUS FOR MANAGING AND CONTROLLING POWER CONSUMPTION AND HEAT GENERATION IN COMPUTER SYSTEMS	Micro Electronics	US	Published	14/188583	2/24/2014
METHODS AND APPARATUS FOR MANAGING AND CONTROLLING POWER CONSUMPTION AND HEAT GENERATION IN COMPUTER SYSTEMS	Micro Electronics	US	Issued	13/150948	6/1/2011	8661446	2/25/2014
APPARATUS AND METHOD FOR COLD SPARING IN MULTI-BOARD COMPUTER SYSTEMS	Micro Electronics	US	Issued	11/449510	6/7/2006	7673186	3/2/2010
SYSTEM, METHOD AND APPARATUS FOR ERROR CORRECTION IN MULTI-PROCESSOR SYSTEMS	Micro Electronics	US	Issued	13/284647	10/28/2011	8930753	1/6/2015
SYSTEM, METHOD AND APPARATUS FOR ERROR CORRECTION IN MULTI-PROCESSOR SYSTEMS	Micro Electronics	EP	Published	11837198.8	5/28/2013
CACHE COHERENCY USING CHECKSUMS	Micro Electronics	US	Expired	61/407770	10/28/2010
SYSTEM, METHOD AND APPARATUS FOR ERROR CORRECTION IN MULTI-PROCESSOR SYSTEMS	Micro Electronics	RU	Pending	2013123176	5/22/2013
SYSTEM, METHOD AND APPARATUS FOR ERROR CORRECTION IN MULTI-PROCESSOR SYSTEMS	Micro Electronics	WO	Published	PCT/US2011/058394	10/28/2011

ATTACHMENT 1

EXHIBIT E

COMPLIANCE CERTIFICATE

Please send all Required Reporting to:	Eric Berlin
East West Bank
555 Montgomery Street, 9th Floor
San Francisco, CA 94111
Eric.Berlin@eastwestbank.com

FROM:	MAXWELL TECHNOLOGIES, INC.
The undersigned authorized Officer of Maxwell Technologies, Inc. (“Borrower”), hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i) Borrower is in complete compliance for the period ending                      with all required covenants, including without limitation the ongoing registration of intellectual property rights in accordance with Section 6.8, except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP), where applicable, and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No/N/A under “Complies” column.

REPORTING COVENANTS	REQUIRED	COMPLIES
Company Prepared Monthly F/S Company Prepared Quarterly F/S	Monthly, within 30 days Quarterly, within 45 days	Yes Yes	No No	N/A N/A
Compliance Certificate	Monthly, within 30 days	Yes	No	N/A
CPA Audited, Unqualified F/S, as set forth in 10-K	Annually, within 90 days of FYE	Yes	No	N/A
Borrowing Base Certificate	Monthly, within 15 days, when loan outstanding > $8,000,000; Quarterly, within 15 days, when loan outstanding <= $8,000,000	Yes	No	N/A
A/R and A/P Agings	Monthly, within 15 days	Yes	No	N/A
Annual Business Plan	Annually, within 30 days of start of FY	Yes	No	N/A
Intellectual Property Report	Quarterly within 30 days	Yes	No	N/A
10-Q	Quarterly, within 5 days of SEC filing (50 days)	Yes	No	N/A
10-K	Annually, within 5 days of SEC filing (95 days)	Yes	No	N/A

FINANCIAL COVENANTS	REQUIRED	ACTUAL	COMPLIES
Minimum Consolidated Cash	$__________	$__________	Yes	No	N/A
Minimum Adjusted Quick Ratio (tested quarterly)	1.20:1:00	_____:1.00	Yes	No	N/A
4 Quarter Minimum EBITDA (tested quarterly)	$___________	$__________	Yes	No	N/A

Total Leverage Ratio as of _________, 201_: _________: 1.00.

Please Enter Below Comments Regarding Violations:
The Officer further acknowledges that at any time Borrower is not in compliance with all the terms set forth in the Agreement, including, without limitation, the financial covenants, no credit extensions will be made.
Very truly yours,
MAXWELL TECHNOLOGIES, INC.

Authorized Signer
Name:    _____________________________
Title: ________________________________

CORPORATE BORROWING CERTIFICATE

BORROWER: Maxwell Technologies, Inc.                        DATE: April 12, 2016
BANK:    East West Bank

I hereby certify as follows, as of the date set forth above:
1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of
Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation has not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

Name	Title	Signature	Authorized to Add or Remove Signatories
Franz Fink	President & CEO	/s/ Franz Fink	☒
David Lyle	Sr. Vice President & CFO	/s/ David Lyle	☒
□
□

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from East West Bank (“Bank”).
Execute Loan Documents. Execute any loan documents Bank requires.
Grant Security. Grant Bank a security interest in any of Borrower’s assets.
Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.
Letters of Credit. Apply for letters of credit from Bank.
Foreign Exchange Contracts. Execute spot or forward foreign exchange contracts.
Issue Warrants. Issue warrants for Borrower’s capital stock.
Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

MAXWELL TECHNOLOGIES, INC.

By:     /s/ David Lyle
Name:      David Lyle
Title:      Sr. Vice President & CFO

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the _Corporate Counsel & CCO____ of Borrower, hereby certify as to paragraphs 1 through 5 above, as         [print title]
of the date set forth above.

By:     /s/ Emily Lough
Name:      Emily Lough
Title:      Corporate Counsel & CCO